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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                  May 13, 1999
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                      1-2572                   73-1520922
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Items 1 - 4. Not Applicable.

Item 5.      Other Events.

             ONEOK, Inc. filed an application with the Missouri Public Service Commission asking for a review of Southern Union Company's recent proposal to purchase the stock of Southwest Gas Corporation.

             A temporary restraining order was issued in U.S. District
Court against Southern Union Company enforcing the terms of a standstill agreement which prevented Southern Union Company from taking certain actions.

             On May 12, 1999, the Company issued a press release, a copy of which is attached hereto as exhibit 99.a and incorporated herein by reference.

Item 6.      Not Applicable

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
  No.        Description
-------      -----------

99.a         Press release issued by ONEOK, Inc. dated May 12, 1999.

Items 8-9.   Not Applicable




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 13th day of May, 1999.


                                              ONEOK, Inc.

                                         By:  Jim Kneale
                                              ----------------------------------
                                              Jim Kneale, Vice President,
                                              Chief Financial Officer, and
                                              Treasurer



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                               INDEX TO EXHIBITS

Exhibit
  No.        Description
-------      -----------
99.a         Press release issued by ONEOK, Inc. dated May 12, 1999.